Exhibit 10.40

EXECUTION COPY

AMENDMENT NO. 2

Dated as of November 18, 2014

to

CREDIT AGREEMENT

Dated as of October 12, 2011

THIS AMENDMENT NO. 2 (this “Amendment”) is made as of November 18, 2014 by and among C. R. Bard, Inc., a New Jersey corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent’), under that certain Credit Agreement dated as of October 12, 2011 by and among the Borrower, the Lenders from time to time party thereto and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to make certain amendments to the Credit Agreement;

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1. Amendments to the Credit Agreement. Effective as of the Amendment No. 2 Effective Date (as defined below), the parties hereto agree that the Credit Agreement shall be amended as follows:

(a) The definition of “Commitment Termination Date” appearing in Section 1.01 of the Credit Agreement is amended to delete the reference to “September 26, 2018” appearing therein and to replace such reference with “November 18, 2019”.

(b) The definition of “FATCA” appearing in Section 1.01 of the Credit Agreement is amended by adding the following at the end thereof: “ including any intergovernmental agreement to implement such Sections of the Code entered into between any relevant authorities on behalf of the United States and such jurisdiction”.

(c) The definition of “Issuing Bank” appearing in Section 1.01 of the Credit Agreement is amended to delete the reference to “(a) JPMCB and (b) each other Lender selected” appearing therein and to replace such reference with “(a) JPMCB, (b) Bank of America, N.A. and (c) each other Lender selected”.

(d) The definition of “LIBO Rate” appearing in Section 1.01 of the Credit Agreement is amended to delete the reference to “the British Bankers Association” appearing therein and to replace such reference with “ICE Benchmark Administration”.

(e) Section 1.01 of the Credit Agreement is amended to add the following definitions thereto in proper alphabetical order:

“Amendment No. 2 Effective Date” means November 18, 2014.

“Applicable L/C Sublimit” means (i) with respect to JPMCB in its capacity as an Issuing Bank under this Agreement, $50,000,000, (ii) with respect to Bank of America, N.A. in its capacity as an Issuing Bank under this Agreement, $50,000,000 and (iii) with respect to any other Person that becomes an Issuing Bank pursuant to the terms of this Agreement, such amount as agreed to in writing by the Borrower, the Administrative Agent and such Person at the time such Person becomes an Issuing Bank pursuant to the terms of the Agreement, as each of the foregoing amounts may be amended from time to time with the written consent of the Borrower, the Administrative Agent and the Issuing Banks (such consents not to be unreasonably withheld or delayed).

(f) Section 2.14 of the Credit Agreement is amended to add a new clause (h) thereto immediately following clause (g) thereof as follows:

(h) Certain FATCA Matters. For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment No. 2 Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement and the Loans as not qualifying as “grandfathered obligations” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i)(A).

(g) Section 2.18(a)(i) of the Credit Agreement is amended to restate the first paragraph thereof in its entirety as follows:

(i) Subject to the terms and conditions set forth herein, in addition to the Loans provided for in Section 2.01, at the request of the Borrower, each Issuing Bank agrees to issue Letters of Credit denominated in Dollars for the account of the Borrower in such form as is acceptable to such Issuing Bank in its reasonable determination, at any time prior to the date that is five Business Days prior to the Commitment Termination Date (or, if there is more than one tranche of Commitments in effect at any time, five Business Days prior to the then latest scheduled Commitment Termination Date), or to increase, amend or extend any previously issued such Letter of Credit, in an aggregate amount that will not result, after giving effect thereto, in (A) each Lender’s Revolving Credit Exposure exceeding such Lender’s Commitment, (B) the total Revolving Credit Exposures of all Lenders exceeding the total Commitments, (C) the total L/C Exposure of the Issuing Banks (determined for these purposes without giving effect to the participations therein of the Lenders pursuant to this Section) exceeding the L/C Sublimit, (D) the L/C Exposure of any Issuing Bank (determined for these purposes without giving effect to the participations therein of the Lenders pursuant to this Section) exceeding such Issuing Bank’s Applicable L/C Sublimit or (E) if at such time there are Extended Commitments, the total L/C Exposure of the Issuing Banks (determined for

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these purposes without giving effect to the participations therein of the Lenders pursuant to this Section) with respect to Letters of Credit that have an expiry date after the earliest Commitment Termination Date exceeding the total Extended Commitments.

(h) Section 9.01(a)(ii) of the Credit Agreement is amended to delete the reference to “with a copy to JPMorgan Chase Bank, N.A, 277 Park Avenue, 43rd floor, New York, New York 10017, Attention of James A. Knight (Fax No. (646) 534-3081; Telephone No. (212) 622-8486)” appearing therein and to replace such reference with “with a copy to JPMorgan Chase Bank, N.A., 270 Park Avenue, 43rd floor, New York, New York 10017, Attention of Joon Hur (Fax No. (855) 325-5709; Telephone No. (212) 622-8726)”.

2. Conditions of Effectiveness. The effectiveness of this Amendment (the “Amendment No. 2 Effective Date”) is subject to the satisfaction of the following conditions precedent:

(a) The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Lenders, the Issuing Banks and the Administrative Agent.

(b) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 2 Effective Date) of Weil, Gotshal & Manges LLP, special New York counsel for the Borrower, covering such matters relating to the Borrower, this Amendment or the Credit Agreement as amended hereby as the Administrative Agent shall reasonably request (and the Borrower hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent).

(c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower, the authorization of this Amendment and the Credit Agreement as amended hereby, and any other matters relevant hereto, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(d) The Administrative Agent shall have received a certificate, dated the Amendment No. 2 Effective Date and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in clauses (a) and (b) of the first sentence of Section 4.02 of the Credit Agreement (excluding, however, the first parenthetical clause in such clause (a)).

(e) The Administrative Agent shall have received, for the account of each Lender, an upfront fee in an amount equal to the amount previously disclosed to the Lenders.

(f) The Administrative Agent shall have received payment of the Administrative Agent’s and its affiliates’ fees and reasonable out-of-pocket expenses (including the reasonable fees and expenses of Sidley Austin LLP, counsel to the Administrative Agent, that are due and payable on or prior to the Amendment No. 2 Effective Date and for which an invoice has been presented to the Borrower at least one Business Day prior to the Amendment No. 2 Effective Date) in connection with this Amendment.

3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their terms, except as such

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enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default has occurred and is continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects (or, in the case of any such representations and warranties qualified as to materiality, in all respects) on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) The Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d) This Amendment is a “Loan Document” under (and as defined in) the Credit Agreement.

5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6. Submission to Jurisdiction. The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that the Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Amendment against the Borrower or its properties in the courts of any jurisdiction.

7. Headings. Section headings used in this Amendment are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

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8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by fax or other electronic transmission (including, without limitation, PDF) shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

C. R. BARD, INC.,
as the Borrower

By:	/s/ Christopher S. Holland
Name:	Christopher S. Holland
Title:	Senior Vice President and Chief Financial Officer

By:	/s/ Scott T. Lowry
Name:	Scott T. Lowry
Title:	Vice President and Treasurer

Signature Page to Amendment No. 2 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as an Issuing Bank and as Administrative Agent

By:	/s/ Joon Hur
Name:	Joon Hur
Title:	Vice President

Signature Page to Amendment No. 2 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

BANK OF AMERICA, N.A.,
individually as a Lender, as an Issuing Bank and as Syndication Agent

By:	/s/ David J. Bardwill
Name:	David J. Bardwill
Title:	Senior Vice President

Signature Page to Amendment No. 2 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Joe Ellerbroek
Name:	Joe Ellerbroek
Title:	Assistant Vice President

Signature Page to Amendment No. 2 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Rebecca Kratz
Name:	Rebecca Kratz
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Christopher R. Lee
Name:	Christopher R. Lee
Title:	Assistant Vice President

Signature Page to Amendment No. 2 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Scott MacVicar
Name:	Scott MacVicar
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

TD BANK, N.A.,
as a Lender

By:	/s/ Steve Levi
Name:	Steve Levi
Title:	Senior Vice President

Signature Page to Amendment No. 2 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By:	/s/ Jaime Sussman
Name:	Jaime Sussman
Title:	Vice President

Signature Page to Amendment No. 2 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jennifer Hwang
Name:	Jennifer Hwang
Title:	Vice President

Signature Page to Amendment No. 2 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

SANTANDER BANK N.A.,
as a Lender

By:	/s/ Scott Wollard
Name:	Scott Wollard
Title:	Managing Director

Signature Page to Amendment No. 2 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Robert Moravec
Name:	Robert Moravec
Title:	Vice President

Signature Page to Amendment No. 2 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.